                                                                   EXHIBIT 10.2


                         SECOND SUPPLEMENTAL INDENTURE


         THIS SECOND SUPPLEMENTAL INDENTURE (the "Supplemental Indenture") is made as of the 30th day of April, 2003, between Cumulus Media Inc., a corporation duly organized and existing under the laws of the state of Delaware (the "Company"), and U.S. Bank National Association, as Trustee (the "Trustee").

                                    RECITALS

         WHEREAS, the Company and the Trustee are parties to that certain Indenture, as heretofore supplemented (the "Indenture," with the terms defined therein being used herein as therein defined unless otherwise defined herein), dated as of July 1, 1998, pursuant to which the Company issued its 10-3/8% Senior Subordinated Notes Due 2008 (the "Notes"); and

         WHEREAS, Section 9.1 of the Indenture provides that with the consent of the holders of at least a majority in principal amount of the Notes at the time outstanding (the "Requisite Consents"), the Company and the Trustee may amend the Indenture, subject to certain exceptions specified in Section 9.1 of the Indenture; and

         WHEREAS, the Company has obtained the Requisite Consents to amend the Indenture in certain respects (the "Proposed Amendments"); and

         WHEREAS, this Supplemental Indenture has been duly authorized by all necessary corporate action on the part of the Company;

         NOW, THEREFORE, the Company hereby covenants and agrees with the Trustee for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                   ARTICLE 1

                 AMENDMENTS TO CERTAIN PROVISIONS OF INDENTURE

         SECTION 1.01. Amendment of Certain Sections of the Indenture. Subject to Section 3.01 hereof, the Indenture is hereby amended in the following respects:

                  (a) The Section headings and text of each of Sections 4.3, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14, 4.16, 4.17, 4.18,
4.19, and 4.21 of the Indenture are hereby deleted in their entirety and replaced with the following:

                     "[Intentionally Deleted by Amendment]"

                  (b) Section 5.1 of the Indenture is hereby amended by deleting the semi-colon at the end of clause (ii), and replacing it with a period, and by deleting all of the remaining text of such Section 5.1.

                  (c) Section 1.1 of the Indenture is hereby amended as follows:

                           (i) the text of the second sentence of the definition of "Asset Sale" is amended by deleting the text of clauses (3) and (9) and replacing them with the following:

                    "[Intentionally Deleted by Amendment];"

                           (ii) the text of the definition of "Credit Agreement" is amended by deleting the phrase "in reliance on the exception provided by clause (b) of the definition of Permitted Indebtedness set forth in Section
                                    4.9 hereof."

                           (iii) the text of the definition of "Unrestricted Subsidiary" is amended by deleting the phrase "and the Company could incur at least $1.00 of additional Indebtedness (excluding Permitted Indebtedness) pursuant to Section 4.9."

                  (d) Section 1.2 of the Indenture is hereby amended by deleting the following terms and section references corresponding to such terms: Affiliate Transaction, Change of Control Offer, Change of Control Payment, Change of Control Payment Date, Excess Proceeds, Permitted Indebtedness, and Restricted Payment.

                  (e) Section 3.9 of the Indenture is hereby deleted in its entirety and replaced with the following:

                    "[Intentionally Deleted by Amendment];"

                  (f) Section 4.4(b) of the Indenture is hereby amended as follows:

                           (i) the text of the first sentence is amended by deleting the phrase "Section 4.3 above" and replaced with the phrase:

                                "TIAss. 314(a)"

                  (g) Section 4.20 of the Indenture is hereby deleted in its entirety and replaced with the following:

                           "The Board of Directors may designate any Restricted Subsidiary to be an Unrestricted Subsidiary if such designation would not cause a Default."

                  (h) Section 6.1 of the Indenture is hereby amended as follows:

                           (i) the text of clause (iii) is amended by deleting the references to Sections 4.10 and 4.18.

                  (i) Section 8.3 of the Indenture is hereby amended as follows:

                           (i) the text of the first sentence is amended by deleting the references to Sections 4.3, 4.5, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13,
                                    4.14, 4.16, 4.17, 4.18, 4.19 and clause
                                    (iv) of Section 5.1.

                           (ii) the text of the third sentence is amended by deleting the reference to clause (iv) of
                                    Section 5.1.

                  (j) Section 9.2 of the Indenture is hereby amended as follows:

                           (i) the text of clause (ii) is amended by deleting the phrase "(except as provided above in Sections 4.10 and 4.13 hereof)";

                           (ii) the text of the second sentence is amended by deleting the phrase "the provisions contained in Sections 4.10 and 4.13 hereof or".

                  (k) Section 11.3 of the Indenture is hereby amended as follows:

                           (i)      the second sentence is deleted in its
                                    entirety.

         SECTION 1.02. Amendment of Certain Sections of the Note. Subject to
Section 3.01 hereof, the Note is hereby amended in the following respects:

                  (a)      Section 7 of the Note is hereby amended as follows:

                           (i) Section 7(a) is deleted in its entirety and replaced with the phrase:

                    "[Intentionally Deleted by Amendment];"

                           (ii) Section 7(b) is deleted in its entirety and replaced with the phrase:

                    "[Intentionally Deleted by Amendment];"

                  (b)      Section 12 of the Note is hereby amended as follows:

                           (i) the text of clause (iii) is amended by deleting the references to Sections 4.10 and 4.18.

                                   ARTICLE 2

                                    WAIVERS

         SECTION 2.01. Limited Waiver of Compliance with Certain Provisions of the Indenture. To the extent that any actions taken or to be taken by the Company in effecting, undertaking and consummating the Offer, the solicitation and the Proposed Financing, as such terms are defined in, and in accordance with the terms set forth in, the Company's Offer to Purchase and Consent Solicitation Statement, dated April 2, 2003 (the "Statement"), would not comply with or be limited by the provisions of the Indenture, compliance with such provisions is hereby waived to the extent so required.

                                   ARTICLE 3

                               SUNDRY PROVISIONS

         SECTION 3.01. Effect of Supplemental Indenture. Upon the execution and delivery of this Supplemental Indenture by the Company and the Trustee, the Indenture shall be supplemented in accordance herewith, and this Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby; provided, however, that Section 1.01 hereof shall only become operative upon the opening of business on the date the Company deposits with U.S. Bank National Association, as Depository for the Offer and the Solicitation, of the amount of money sufficient to pay for all Notes accepted for purchase pursuant to the Offer.

         SECTION 3.02. Indenture Remains in Full Force and Effect. Except as supplemented hereby, all provisions in the Indenture shall remain in full force and effect.

         SECTION 3.03. Indenture and Supplemental Indenture Construed Together. This Supplemental Indenture is an indenture supplemental to and in implementation of the Indenture, and the Indenture and this Supplemental Indenture shall henceforth be read and construed together.

         SECTION 3.04. Confirmation and Preservation of Indenture. The Indenture as supplemented by this Supplemental Indenture is in all respects confirmed and preserved.

         SECTION 3.05. Conflict with Trust Indenture Act. If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the Trust Indenture Act that is required under such Act to be part of and govern any provision of this Supplemental Indenture, the provision of such Act shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the provision of such Act shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

         SECTION 3.06. Separability Clause. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 3.07. Terms Defined in the Indenture. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

         SECTION 3.08. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         SECTION 3.09. Benefits of Supplemental Indenture, etc. Nothing in this Supplemental Indenture, the Indenture or the Notes, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of Notes, any benefit of any legal or equitable right, remedy or claim under the Indenture, this Supplemental Indenture or the Notes.

         SECTION 3.10. Successors and Assigns. All covenants and agreements in this Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 3.11. Trustee Not Responsible for Recitals. The recitals contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness.

         SECTION 3.12. Certain Duties and Responsibilities of the Trustee. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee, whether or not elsewhere herein so provided.

         SECTION 3.13. Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law principles thereof.

         SECTION 3.14. Counterparts. This Supplemental Indenture may be executed in counterparts, each of which, when so executed, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                           [SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date and year first above written.


                                    CUMULUS MEDIA INC.


                                    By:/S/ Martin R. Gausvik
                                       ----------------------------------------
                                       Martin R. Gausvik
                                       Executive Vice President and Chief
                                         Financial Officer


Attest:


By:/S/ Richard S. Denning
   -----------------------------
   Richard S. Denning
   Secretary


                                    U.S. BANK NATIONAL ASSOCIATION
                                    as Trustee


                                    By:/S/ Frank Leslie
                                       ----------------------------------------
                                       Frank Leslie
                                       Vice President


Attest:


By:/S/
   ------------------------------
Title:/S/ Vice President
      ---------------------------